EXHIBIT 10.1

                                LETTER OF INTENT

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EXHIBIT 10.1



March 23, 2007


This Letter of Intent ("LOI") shall serve to memorialize our binding intent with regard to the purchase of net assets of XXXX Inc. ("XXXX Inc.") located in XXXX, XXXXXX USA, a subsidiary of XXXX Inc., by XsunX, Inc. a Colorado corporation ("XsunX"). As defined herein, "XXXX Inc." refers to XXXX Inc. as referenced in and evidenced by those certain Financial Statements, and notes thereto, representing the years ended September 30, 2005, 2006, and the interim financials and asset list representing the first 5 months of 2006 ending February 28, 2007 ("Financial Statements") compiled by XXXX, PC ("Accountant") and XXXX Inc. respectively.

During the due diligence period, the parties will exchange drafts of the definitive agreements for the transactions. The definitive agreements will include, without limitation, representations, warranties, covenants, closing conditions and indemnities customary for transactions of this kind. Subject to satisfactory due diligence and the satisfaction of the other closing conditions set forth in the LOI, the parties intend to complete the negotiation of a mutually satisfactory definitive agreement ("Definitive Agreement").

Except as otherwise specifically stated herein, XsunX shall not purchase or acquire the heretofore undisclosed liabilities of XXXX Inc. XXXX Inc. shall indemnify, defend and hold XSUNX harmless from the same as provided in the Definitive Agreement.

To the extent that this LOI addresses the topics represented herein this LOI shall be binding on the parties hereto. Buyer reserves the right to appoint a designee to take title to the Assets within the final asset purchase documents. This LOI shall set forth as many of the material terms and conditions of the understandings between the parties as may be discerned at this time and shall be subject to the Definitive Agreement.

1. General Bulk Purchase Terms - XsunX will purchase the net assets ("Assets") of XXXX Inc., including, but not limited to those items listed within Exhibit "A" attached hereto and by this reference made a part of herein. Items identified in the Financial Statements as Out of the inventory, Finished Goods (Module) manufactured before the signing date of this LOI and XXXX location
Finished Goods will not be part of the Assets sold. In conjunction with the inclusion of the Notes Receivables as part of the Assets purchased, XsunX agrees to assume, or relieve XXXX Inc. from all obligations resulting from the current facilities operating lease(s). Notwithstanding the foregoing, XsunX may decline to purchase certain distinguishable items among the Assets which items may be identified prior to the close of the proposed purchase, provided, however, that the same shall not affect the purchase price set forth below.

2. Technology License - As part of, and concurrently with the proposed transaction, XsunX will receive a perpetual, limited, royalty free, non-exclusive license without the right to sublicense under the XXXX Inc. intellectual property rights and know-how for the continued use and commercial exploitation by XsunX of all Assets purchased, including but not limited to the fabrication of XXXX wafer production, cell manufacturer, module assembly, XXX mounting systems, and general proprietary operations know how pertaining to the XXXX Inc. facilities and the business of XXXX Inc. . Proposed scope of license is as follows:

a) Use of license for the production of wafers, cells, and modules up to one hundred twenty five (125) MW annual production under any configuration or design specification, and

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b) Use of  technology  in the  design and  implementation  of  derivative  works developed by or for the benefit of XsunX which shall become the property of XsunX without limitation as to manufacturing capacity, and

c) Use of license in the fabrication of all modules including the XXXX model and other currently manufactured modules, and

d) XsunX shall have full rights under the XXXX Inc. technology as to the use of its thin film technology(s) in the manufacture of any aspect of wafer, cell, or module manufacture regardless of capacity.

e) Under the Definitive Agreement XsunX will receive a limited, royalty free, non-exclusive license without the right to sublicense for the continued use and commercial exploitation of XXXX Inc. technology to convert the current XXXX Inc. systems for production of XX wafers and the use of XXXX silicon in replacement of XXXXX.

3. Proposed Purchase Price - XsunX will purchase the Assets from XXXX Inc. for the amount of Five Million Dollars ($5,000,000.) USD. The purchase price shall be paid to XXXX Inc. in cash or immediately available cash equivalent funds upon closing of the proposed transaction pursuant to the formal agreements. The purchase price shall be contingent upon the accuracy and completeness of the Financial Statements, books, and records of operations of XXXX Inc.

4. Bulk Asset Purchase - The purchase of net assets proposed herein shall be conducted in accordance with the bulk sales law contained in the Bulk Transfers Division of the XXXX Commercial Code, if applicable. To the greatest extent possible, compliance with the bulk sales laws shall be performed during and concurrent with the due diligence period set forth below so as to facilitate closing in accordance with the understandings contained herein.

5. Maintenance of Assets - XXXX Inc. shall refrain from entering into or committing to enter into any material or substantial contract or agreement regarding the Assets or the business or operations of XXXX Inc. For purposes of the foregoing, all real and personal leases pertaining to property of XXXX Inc. , employment agreements, net assets or stock purchase agreements, merger agreements and any and all agreements in any way affecting the Assets or business of XXXX Inc. shall be deemed, without limitation, to be material and/or substantial.

6. Closing - Subject to completion of formal Asset Purchase Agreements, and the continued good faith cooperation of XXXX Inc. and XsunX, XsunX proposes to close the transaction on or before April 30, 2007, the ("Closing Date" or "Closing").

7. Failure to Close - Subject to extensions acceptable to both XXXX Inc. and XsunX, should XsunX fail use its reasonable business efforts to cooperate and work in a good faith reasonable effort to achieve the Closing in accordance with the terms, conditions, and obligations contained herein, or terminate the negotiations, other than because of discovery of a material or substantial misrepresentation or omission by XXXX Inc., and so long as such failure to close or such termination was not materially due to XXXX Inc. failure to use its reasonable business efforts to cooperate and work in a good faith reasonable effort to achieve the Closing in accordance with the terms, conditions, and obligations contained herein, then XsunX will pay to XXXX Inc. a termination fee of One Hundred Thousand USD ($100,000) to be wired without delay to the bank account designated by XXXX Inc. .

In the event the Closing is not consummated on or before the Closing Date because of XsunX's discovery of any material or substantial misrepresentation or

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omission by XXXX Inc. or its agents during the course of  performance of any due diligence hereunder or otherwise, XsunX may, upon five calendar days' prior written notice to XXXX Inc. and XXXX Inc. 's inability to cure the same during such period (if the same is susceptible to cure), terminate the proposed transaction without penalty or termination fee.

Notwithstanding anything to the contrary herein, in the event the parties do not sign a Definitive Agreement on or prior to the Closing Date, nothing in this LOI shall be construed as an express or implied obligation on XXXX Inc. to continue good faith negotiations, to enter into a Definitive Agreement, or to otherwise consummate the transaction contemplated herein, and XXXX Inc. shall have sole discretion as to the maintenance or disposition of the Assets thereafter. XXXX Inc. may terminate this LOI and all its rights, obligations, and liabilities arising hereunder at any time after April 30, 2007, by providing written notice to XsunX.

8. Continued Personnel Employment - Contemporaneously with the close of the proposed transaction XsunX shall provide employment and/or contracts related to all current XXXX Inc. employees with the exception of six employees working in XXXX Inc. Sales Office in XXXX, XX and the XXXXX XXXX in XXXX [as listed in Exhibit "B"] and consultants pursuant to mutually acceptable terms relating to salary and employment benefits. XXXX Inc. will assist XSUNX with commercially reasonable efforts in this process so as to promote and ensure a seamless transition.

9. Compliance with Regulatory Boards - The proposed transaction may be subject to the approval of, and the compliance with the laws rules and regulations promulgated by, the XXXXX commissioner of corporations, the XXXXX Department of Corporation, the Securities and Exchange commission, the XXXXX Franchise Tax Board, the XXXXX Secretary of State, the XXXXX Board of Equalization, the XXXXX Department of Employment Development and any and all governing entities, whether foreign or domestic, to the extent that the same may be deemed reasonably applicable to the transaction proposed herein. The parties shall cooperate and prepare and execute such additional documents as may be required to comply with any regulatory body.

10. Approvals - XXXX Inc. shall obtain the approval and consent of its shareholders, directors, officers, lenders, lessors, security interest holders and all other legally or equitably interested parties, in the form of resolutions or other writings reasonably satisfactory to XSUNX, legally required to transfer good and enforceable title to the Assets to XSUNX free and clear of any defects due to failure of any such consents.

11. Representations - XXXX Inc. shall make reasonable and customary representations in the Definitive Agreement concerning current operational data, and all pertinent material information concerning the proposed transaction to the other.

12. Indemnification - Each party will indemnify, defend and hold harmless the other against the claims of any brokers or finders claiming fees or payment by, through or under any agreement that may result from, and be pursuant to, the closure of the proposed transaction.

13. Expenses - Each of the parties hereto shall pay that parties own expenses incident to the consummation of the transaction contemplated hereby.

14. Notices - Any and all notices, demands, requests, or other communications required or permitted by this LOI or by law to be served on, given to, or delivered to any party hereto by any other party to this letter of intent shall be in writing and shall be deemed duly served, given, or delivered when

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personally  delivered to the party or to an officer of the party,  or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the parties hereto at such addresses as may be provided by the parties hereto from time to time for such purposes, and via facsimile.

15. The subject headings of the paragraphs and subparagraphs of this LOI are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

16. This LOI shall constitute the entire agreement between the parties pertaining to the subject matter contained in it and shall supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this letter of intent shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

17. Should any provision or portion of this LOI be held or otherwise become unenforceable or invalid, for any reason, the remaining provisions and portions of this LOI shall be unaffected by such unenforceability or invalidity.

18. This LOI may be executed simultaneously in one or more counterparts, each of, which shall be deemed an original, but all of which together shall constitute one and the same instrument. The schedules attached hereto and initialled by the parties are made a part hereof and incorporated herein by this reference.

19. Nothing in this LOI, whether express or implied, is intended to confer any rights or remedies under or by reason of this LOI on any persons other than the parties to it and their respective successors and assigns, nor is anything in this letter of intent intended to relieve or discharge the obligation or liability of any third persons to any party to this LOI, nor shall any provision give any third person any right of subrogation or action over against any party to this LOI.

20. This LOI shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns.

21. This LOI shall be construed in accordance with, and governed by, the laws of the XXXXX of XXXXX.

22. Neither party will make any public announcement or disclosure of information pertaining to the transaction contemplated by this LOI, including but not limited to any filings with the Securities and Exchange Commission or other state or federal agency, unless both parties have agreed thereto in writing, provided that neither party shall unreasonably withhold such consent, and provided further that if such consent is not obtained prior to the expiration of the statutory time in which to make such filing, the party obligated to report may make the filing without breach of this LOI. Notwithstanding the foregoing, to the extent that disclosure is required under the Securities Exchange Act of 1934, the Definitive Agreement may be announced and filed with the SEC. In no event shall XXXX Inc. be identified in such announcement or disclosure unless required by a valid and enforceable order issued by a court or agency, including the SEC, of competent jurisdiction.

This LOI sets forth the material terms of the understandings between the parties hereto as such understandings may be presently ascertained. If you find these understandings satisfactory, please execute the consent provisions set forth below and return the same to us at your earliest convince.

We look forward to a mutually rewarding conclusion to the presently proposed transaction. Thank you for your kind attention in this matter.


ACKNOWLEDGMENTS AND CONSENTS

Effective as of the date of signature hereto the parties acknowledge the foregoing understandings and consents to the same.

XsunX, Inc.,                                 XXXX Inc.
A Colorado corporation
------------------------                     -------------------------
Tom M. Djokovich,                            XXXXXXXX,
As President and CEO                         As Authorized Signatory
Date: ____________                           Date: _____________



                                             -------------------------
                                             XXXXXXXXX,
                                             As Authorized Signatory
                                             Date: _____________


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Exhibit "A"
Asset/Liability List

The following represents a list of distinguishable items among the Assets of XXXX Inc. that XsunX is prepared to purchase including but not limited to machinery, research and manufacturing equipment, furniture, fixtures, raw material and work in process inventory, designs, computer and software systems, pre-paid accounts, goodwill, leasehold interests, business opportunities and supply contracts and contract rights with regard thereto, including the current XXXXX silicon supply agreement as it pertains only to the supply therein of XXXXX silicon.


The following assets as specifically identified on and subject to the February 28, 2007 Financial Statement are intended to be included in the transaction:

        Loans and Notes Receivable
        Travel Advances
        Payroll Advances
        Inventory-Raw Material (Wafer)
        Inventory-Raw Material (Cell)
        Inventory-Raw Material(Module)
        Inventory-Work in Proc (Wafer)
        Inventory-Work in Proc (Module)
        Inventory-Fin Goods (Wafer)
        Inventory-Fin Goods (Cell)
        Inventory-Fin Goods (Modules)         Modules manufactured after signing
                                              date of LOI
        Prepaid Expenses & Services
        Prepaid Work/Comp Insurance
        Prepaid Rent
        Services Research Equipment
        Furniture and Fixtures
        Office Equipment
        Computer
        Distributive Trade Equipment
        Motor Vehicles
        Asset Construction-in-Progress

Notwithstanding the foregoing, XsunX may decline to purchase certain distinguishable items among the Assets which items may be identified prior to the close of the proposed purchase, provided, however, that the same shall not affect the purchase price.


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The following assets/liabilities are intended to be excluded in the transaction:

The capital stock of XXXX Inc., payroll taxes, property tax, employment bonus or special compensation, leased Volvo automobile, service warranty or other liability for products sold, installed, or in use as of the date of a proposed closing hereunder, use of the XXXX name, XXXX sales facilities, undisclosed hazardous waste liabilities, any legal actions known, pending or otherwise, as of the date of a proposed closing hereunder, and the following list of liabilities:

        Accounts Payable
        Accounts Payable-XXX Inc.
        Purchases Clearing
        Accrued A/P Items
        Customer Deposits
        Accrued Liabilities-Cap Lease
        Sales Tax Payable
        Accrued Expenses
        Accrued Audit Fees
        Accrued Payroll
        Accrued Liability for Vacation
        Accrued Pension Liability-401K
        Liab. for Deductions-401K Loan
        Loan Payable-XXX Inc.
        Liability on Product Warranty

Notwithstanding the foregoing, XsunX may decline to purchase certain distinguishable items among the assets/liabilities which items may be identified prior to the close of the proposed purchase, provided, however, that the same shall not affect the purchase price.



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Exhibit "B"
Employee List


                                 ACTIVE EMPLOYEES  (As of 3/22/07)
HOMEDEPARTMENT                  NAME                                 RATETYPE
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
                                Count of NAME                        xx

XXX                             XXXXX                                H
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XXX                             XXXXX                                H
XXX                             XXXXX                                S
                                Count of NAME                        xx

XXX                             XXXXX                                H
XXX                             XXXXX                                S
XXX                             XXXXX                                H
XXX                             XXXXX                                S
XXX                             XXXXX                                S
XXX                             XXXXX                                S
                                Count of NAME                        xx

XXX                             XXXXX                                H
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                                Count of NAME                        xx

                                Count of NAME                        160